Exhibit 10(l)

FIRST AMENDMENT TO

HAGGAR CORP. SPLIT-DOLLAR INSURANCE PLAN

1.             Introduction.  This First Amendment to the Haggar Corp. Split-Dollar Insurance Plan (the “Amendment”), dated as of this 14 day of February, 2003, is made and adopted by Haggar Corp., a Nevada corporation with its principal place of business in Dallas, Texas (the “Corporation”), and consented to by the parties named on the signature page hereto.  The Haggar Corp. Split-Dollar Insurance Plan (the “Plan”) was approved by the Corporation and was effective October 1, 1999.  Pursuant to Section 17, the Plan is hereby amended as set forth herein.  Capitalized terms used herein, but not otherwise defined, shall have the same meaning assigned to them in the Plan.

2.             Definition of Change in Control.  Section 1(a) of the Plan is hereby amended as follows:

(a)           Clause (i) is deleted in its entirety and replaced with the following:

“(i) a merger or consolidation of the Corporation or Haggar Clothing Co. with or into another entity, or the exchange of securities (other than a merger or consolidation) by the holders of the voting securities of the Corporation or Haggar Clothing Co. and the holders of voting securities of any other entity, in which the shareholders of the Corporation or Haggar Clothing Co. immediately before the transaction do not own 50% or more of the combined voting power of the voting securities of the surviving entity or its parent immediately after the transaction,”

(b)           The phrase “of two (2) consecutive years” is deleted from clause (v).

(c)           Insert “or Haggar Clothing Co.” following all occurrences of the word “Corporation”, and “or Haggar Clothing Co.’s” following all occurrences of the word “Corporation’s” in clauses (ii) through (iv).

3.             Effect on Other Provisions.  Except as expressly amended hereby, the Plan shall remain in full force and effect as originally adopted.

4.             Adoption by Board.  The foregoing amendments to the Plan were adopted by the Board of Directors of the Corporation on January 28, 2003.

5.             Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and together shall constitute one and the same Amendment.

6.             Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

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IN WITNESS WHEREOF, this Amendment has been entered into as of the date and year first above written.

HAGGAR CORP.,
a Nevada corporation

/s/ David Tehle
Name: David Tehle
Title: Executive Vice President
and Chief Financial Officer

FOR PURPOSES OF SECTION 17 OF THE PLAN,
THE FOLLOWING PARTICIPANTS EXPRESSLY
CONSENT TO THE AMENDMENT:

/s/ Frank D. Bracken
Frank D. Bracken

/s/ J. M. Haggar, III
J. M. Haggar, III